UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2011

Semi-Annual Repor t

Legg Mason

ClearBridge

Mid Cap Growth

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason ClearBridge Mid Cap Growth Fund

Fund objective

The Fund seeks long-term growth of capital.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason ClearBridge Mid Cap Growth Fund for the six-month reporting period ended April 30, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 27, 2011

Legg Mason ClearBridge Mid Cap Growth Fund	III

Investment commentary

Economic review

While economic data remained mixed, the U.S. economy continued to expand over the six months ended April 30, 2011. Beginning in the fourth quarter of 2010 and continuing for most of the remainder of the period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, stock prices generally rose and investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has been less robust than most other periods exiting a severe recession. According to the Commerce Department, GDP growth was 3.7%, 1.7%, 2.6% and 3.1% during the first, second, third and fourth quarters of 2010, respectively. For calendar 2010 as a whole, the economy expanded 2.9%. Based on the Commerce Department’s second estimate, first quarter 2011 GDP growth was 1.8%. This moderation in growth in the first quarter was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given rising oil and food prices.

Turning to the job market, the unemployment rate moved lower during four of the last five months of the reporting period, though it remained elevated. The rate fell to 8.9% in February 2011, marking the first time the unemployment rate was below 9.0% since April 2009. Unemployment then ticked downward to 8.8% in March, but back up to 9.0% in April. While unemployment in the U.S. declined over the course of the reporting period, hiring has yet to rebound as strongly as in previous recoveries. The U.S. Department of Labor reported in May 2011 that approximately 13.7 million Americans looking for work have yet to find a job, and roughly 43% of these individuals have been out of work for more than six months. In addition, while the Federal Reserve Board (“Fed”)ii believes that unemployment will continue to decline, it projects that it will remain relatively high, between 7.5% and 8.0% at the end of 2012.

The long-ailing housing market continued to show signs of strain during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. However, this proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February, before increasing 3.5% in March and then falling 0.8% in April. At the end of April, the inventory of unsold homes was a 9.2 month supply at the current sales level, versus an 8.3 month supply in March. Existing-home prices remained disappointingly low, with the NAR reporting that the median existing-home price for all housing types was $163,700 in April 2011, down 5.0% from April 2010.

The manufacturing sector was one area of the economy that remained relatively strong during the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown twenty-one consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in March 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth during the next nine months. However, in January 2011, the manufacturing sector expanded

IV	Legg Mason ClearBridge Mid Cap Growth Fund

Investment commentary (cont’d)

at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. The expansion in the manufacturing sector was broad based in April, with seventeen of eighteen industries tracked by the Institute for Supply Management growing during the month.

Financial market overview

Although the financial markets were, for the most part, characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds, there were periods of heightened volatility during the reporting period. The markets experienced sharp sell-offs in mid-November 2010, and again in mid-February and mid-March 2011. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was generally replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the middle of 2010 (prior to the beginning of the reporting period), the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November 2010. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its meeting in April 2011, the Fed said it “continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rateiv for an extended period.” The Fed also stated that it would end its program of purchasing $600 billion of Treasury securities on schedule at the end of June.

Equity market review

U.S. stock prices, as measured by the S&P 500 Indexv (the “Index”), moved sharply higher during the reporting period. After posting solid results in early November, the market weakened later in the month as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. However, investor sentiment was buoyed in December by a two-year extension of the Bush-era tax cuts, and the Index gained 6.68% during the month. This momentum continued in January and February 2011, as the Index returned 2.37% and 3.43%, respectively. Despite geopolitical unrest in the Middle East and Libya, and the devastating earthquake and tsunami in Japan, the market demonstrated resiliency in March and generated a modest gain for the month. U.S. equities continued to rally in April, rising 2.96%. All told, the Index returned 16.36% over the reporting period.

Legg Mason ClearBridge Mid Cap Growth Fund	V

Looking at the U.S. stock market more closely, small-cap stocks generated the best returns during the six months ended April 30, 2011, with the small-cap Russell 2000 Indexvi, the Russell Midcap Indexvii and the large-cap Russell 1000 Indexviii gaining 23.73%, 20.67% and 17.12%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 17.77% and 17.53%, respectively.

Performance review

For the six months ended April 30, 2011, Class A shares of Legg Mason ClearBridge Mid Cap Growth Fund, excluding sales charges, returned 23.12%. The Fund’s unmanaged benchmark, the Russell Midcap Growth Indexxi, returned 22.62% over the same time frame. The Lipper Mid-Cap Growth Funds Category Average1 returned 22.89% for the same period.

Performance Snapshot as of April 30, 2011 (unaudited)
(excluding sales charges)	6 months
Legg Mason ClearBridge Mid Cap Growth Fund:
Class A	23.12%
Class C	22.68%
Class I	23.37%
Russell Midcap Growth Index	22.62%
Lipper Mid-Cap Growth Funds Category Average	22.89%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated February 28, 2011, the gross total operating expense ratios for Class A, Class C and Class I shares were 2.31%, 3.06% and 1.96%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 416 funds in the Fund’s Lipper category, and excluding sales charges.

VI	Legg Mason ClearBridge Mid Cap Growth Fund

Investment commentary (cont’d)

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 27, 2011

RISKS: The Fund invests in equity securities, which are subject to price fluctuation. Mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund tends to invest in a smaller number of stocks than do many mutual funds. As a result, changes in the value of individual stocks may have a significant impact on your investment. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii[i]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

ix

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[x]i	The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Legg Mason ClearBridge Mid Cap Growth Fund 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2011 and October 31, 2010 and does not include derivatives such as, written options. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason ClearBridge Mid Cap Growth Fund 2011 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2010 and held for the six months ended April 30, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	23.12%	$1,000.00	$1,231,.20	1.40%	$7.75	Class A	5.00%	$1,000.00	$1,017.85	1.40%	$7.00
Class C	22.68	1,000.00	1,226.80	2.15	11.87	Class C	5.00	1,000.00	1,014.13	2.15	10.74
Class I	23.37	1,000.00	1,233.70	1.15	6.37	Class I	5.00	1,000.00	1,019.09	1.15	5.76

[1]	For the six months ended April 30, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Legg Mason ClearBridge Mid Cap Growth Fund 2011 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2011

Legg Mason ClearBridge Mid Cap Growth Fund

Security	Shares	Value
Common Stocks — 97.1%
Consumer Discretionary — 19.0%
Hotels, Restaurants & Leisure — 3.4%
Bally Technologies Inc.	1,850	$72,131	*
Penn National Gaming Inc.	1,260	50,413	*
Total Hotels, Restaurants & Leisure		122,544
Household Durables — 1.8%
Mohawk Industries Inc.	1,070	64,243	*
Specialty Retail — 13.8%
Advance Auto Parts Inc.	1,130	73,970
Bed Bath & Beyond Inc.	1,310	73,517	*
Hibbett Sports Inc.	2,170	81,983	*
Jos. A. Bank Clothiers Inc.	1,520	79,678	*
Ross Stores Inc.	1,310	96,534
Urban Outfitters Inc.	2,670	83,998	*
Total Specialty Retail		489,680
Total Consumer Discretionary		676,467
Consumer Staples — 1.9%
Food & Staples Retailing — 1.9%
Casey’s General Stores Inc.	1,770	69,083
Energy — 5.8%
Energy Equipment & Services — 4.2%
Complete Production Services Inc.	2,150	72,971	*
Oceaneering International Inc.	880	76,930	*
Total Energy Equipment & Services		149,901
Oil, Gas & Consumable Fuels — 1.6%
Peabody Energy Corp.	820	54,792
Total Energy		204,693
Financials — 8.5%
Capital Markets — 4.8%
Invesco Ltd.	2,300	57,201
Och-Ziff Capital Management Group	3,740	60,101
TD Ameritrade Holding Corp.	2,470	53,204
Total Capital Markets		170,506
Commercial Banks — 1.6%
Signature Bank	960	55,882	*
Real Estate Management & Development — 2.1%
Jones Lang LaSalle Inc.	720	73,714
Total Financials		300,102

See Notes to Financial Statements.

4	Legg Mason ClearBridge Mid Cap Growth Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2011

Legg Mason ClearBridge Mid Cap Growth Fund

Security	Shares	Value
Health Care — 14.3%
Biotechnology — 6.2%
Alexion Pharmaceuticals Inc.	910	$88,170	*
Onyx Pharmaceuticals Inc.	1,540	57,858	*
Regeneron Pharmaceuticals Inc.	1,430	73,087	*
Total Biotechnology		219,115
Health Care Providers & Services — 2.2%
Mednax Inc.	1,110	78,721	*
Life Sciences Tools & Services — 2.5%
Mettler-Toledo International Inc.	480	89,952	*
Pharmaceuticals — 3.4%
Auxilium Pharmaceuticals Inc.	2,100	51,156	*
Shire PLC, ADR	750	69,908
Total Pharmaceuticals		121,064
Total Health Care		508,852
Industrials — 13.8%
Construction & Engineering — 2.8%
Aecom Technology Corp.	1,800	49,068	*
Quanta Services Inc.	2,360	51,165	*
Total Construction & Engineering		100,233
Electrical Equipment — 2.2%
EnerSys	2,070	78,432	*
Machinery — 4.4%
IDEX Corp.	1,890	88,679
Parker Hannifin Corp.	720	67,910
Total Machinery		156,589
Trading Companies & Distributors — 4.4%
MSC Industrial Direct Co. Inc., Class A Shares	1,300	93,067
United Rentals Inc.	2,090	61,488	*
Total Trading Companies & Distributors		154,555
Total Industrials		489,809
Information Technology — 24.0%
Communications Equipment — 2.0%
F5 Networks Inc.	710	71,966	*
Internet Software & Services — 6.9%
Baidu.com Inc., ADR	610	90,597	*
comScore Inc.	2,420	72,140	*
Taleo Corp., Class A Shares	2,270	82,333	*
Total Internet Software & Services		245,070

See Notes to Financial Statements.

Legg Mason ClearBridge Mid Cap Growth Fund 2011 Semi-Annual Report	5

Legg Mason ClearBridge Mid Cap Growth Fund

Security			Shares	Value
Semiconductors & Semiconductor Equipment — 3.6%
Cymer Inc.			1,430	$68,797	*
LSI Corp.			8,070	59,153	*
Total Semiconductors & Semiconductor Equipment				127,950
Software — 11.5%
Amdocs Ltd.			2,010	61,808	*
Blackboard Inc.			2,030	97,663	*
Check Point Software Technologies Ltd.			1,580	86,789	*
Citrix Systems Inc.			1,120	94,461	*
Quest Software Inc.			2,530	65,173	*
Total Software				405,894
Total Information Technology				850,880
Materials — 6.4%
Chemicals — 4.5%
Rockwood Holdings Inc.			1,550	87,947	*
Solutia Inc.			2,650	69,827	*
Total Chemicals				157,774
Containers & Packaging — 1.9%
Crown Holdings Inc.			1,830	68,442	*
Total Materials				226,216
Telecommunication Services — 1.9%
Wireless Telecommunication Services — 1.9%
SBA Communications Corp., Class A Shares			1,730	66,830	*
Utilities — 1.5%
Electric Utilities — 1.5%
ITC Holdings Corp.			770	54,616
Total Investments before Short-Term Investments (Cost — $2,594,653)				3,447,548

	Rate	Maturity Date	Face Amount
Short-Term Investments — 4.1%
Repurchase Agreements — 4.1%
Interest in $529,798,000 joint tri-party repurchase agreement dated 4/29/11 with Barclays Capital Inc.; Proceeds at maturity — $146,000; (Fully collateralized by various U.S. government obligations, 1.750% to 4.625% due 12/31/11 to 3/31/17; Market value — $148,920) (Cost — $146,000)	0.030%	5/2/11	$146,000	146,000
Total Investments — 101.2% (Cost — $2,740,653#)				3,593,548
Liabilities in Excess of Other Assets — (1.2)%				(41,918)
Total Net Assets — 100.0%				$3,551,630

See Notes to Financial Statements.

6	Legg Mason ClearBridge Mid Cap Growth Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2011

Legg Mason ClearBridge Mid Cap Growth Fund

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

Legg Mason ClearBridge Mid Cap Growth Fund 2011 Semi-Annual Report	7

Statement of assets and liabilities (unaudited)

April 30, 2011

Assets:
Investments, at value (Cost — $2,740,653)	$3,593,548
Cash	238
Receivable from investment manager	13,279
Dividends receivable	362
Prepaid expenses	12,540
Total Assets	3,619,967

Liabilities:
Payable for offering costs	18,524
Distribution fees payable	1,002
Trustees’ fees payable	105
Accrued expenses	48,706
Total Liabilities	68,337
Total Net Assets	$3,551,630

Net Assets:
Par value (Note 7)	$2
Paid-in capital in excess of par value	2,651,924
Accumulated net investment loss	(17,121)
Accumulated net realized gain on investments and written options	63,930
Net unrealized appreciation on investments	852,895
Total Net Assets	$3,551,630

Shares Outstanding:
ClassA	193,451
ClassC	12,997
ClassI	12,101

Net Asset Value:
Class A (and redemption price)	$16.25
ClassC*	$16.18
ClassI (and redemption price)	$16.27
Maximum Public Offering Price Per Share:
ClassA (based on maximum initial sales charge of 5.75%)	$17.24

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

8	Legg Mason ClearBridge Mid Cap Growth Fund 2011 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2011

Investment Income:
Dividends	$7,717
Interest	124
Total Investment Income	7,841

Expenses:
Offering costs	56,392
Shareholder reports	25,560
Audit and tax	14,218
Investment management fee (Note 2)	12,400
Registration fees	6,249
Distribution fees (Notes 2 and 5)	4,295
Legal fees	1,492
Custody fees	507
Trustees’ fees	239
Transfer agent fees (Note 5)	193
Fund accounting fees	92
Insurance	71
Miscellaneous expenses	938
Total Expenses	122,646
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(100,527)
Net Expenses	22,119
Net Investment Loss	(14,278)

Realized and Unrealized Gain on Investments and Written Options (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	63,340
Written options	592
Net Realized Gain	63,932
Change in Net Unrealized Appreciation (Depreciation) from Investments	597,578
Net Gain on Investments and Written Options	661,510
Increase in Net Assets from Operations	$647,232

See Notes to Financial Statements.

Legg Mason ClearBridge Mid Cap Growth Fund 2011 Semi-Annual Report	9

Statements of changes in net assets

For the Six Months Ended April 30, 2011 (unaudited) and the Period Ended October 31, 2010	2011	2010†

Operations:
Net investment loss	$(14,278)	$(3,847)
Net realized gain	63,932	4,937
Change in net unrealized appreciation (depreciation)	597,578	255,317
Increase in Net Assets From Operations	647,232	256,407

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(2,272)	—
Net realized gains	(4,939)	—
Decrease in Net Assets From Distributions to Shareholders	(7,211)	—

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	156,682	2,508,389
Reinvestment of distributions	44	—
Cost of shares repurchased	(9,913)	—
Increase in Net Assets From Fund Share Transactions	146,813	2,508,389
Increase in Net Assets	786,834	2,764,796

Net Assets:
Beginning of period	2,764,796	—
End of period*	$3,551,630	$2,764,796
* Includes accumulated net investment loss of:	$(17,121)	$(571)

†	For the period August 31, 2010 (inception date) to October 31, 2010.

See Notes to Financial Statements.

10	Legg Mason ClearBridge Mid Cap Growth Fund 2011 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2011[2]	2010[3]

Net asset value, beginning of period	$13.23	$12.00

Income (loss) from operations:
Net investment loss	(0.07)	(0.02)
Net realized and unrealized gain	3.12	1.25
Total income from operations	3.05	1.23

Less distributions from:
Net investment income	(0.01)	—
Net realized gains	(0.02)	—
Total distributions	(0.03)	—

Net asset value, end of period	$16.25	$13.23
Total return[4]	23.12%	10.25%

Net assets, end of period (000s)	$3,145	$2,545

Ratios to average net assets:
Gross expenses[5]	7.88%	16.50%
Net expenses[5,6,7]	1.40	1.40
Net investment loss[5]	(0.89)	(0.85)

Portfolio turnover rate	16%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2011 (unaudited).

[3]	For the period August 31, 2010 (inception date) to October 31, 2010.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason ClearBridge Mid Cap Growth Fund 2011 Semi-Annual Report	11

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2011[2]	2010[3]

Net asset value, beginning of period	$13.21	$12.00

Income (loss) from operations:
Net investment loss	(0.12)	(0.03)
Net realized and unrealized gain	3.11	1.24
Total income from operations	2.99	1.21

Less distributions from:
Net realized gains	(0.02)	—
Total distributions	(0.02)	—

Net asset value, end of period	$16.18	$13.21
Total return[4]	22.68%	10.08%

Net assets, end of period (000s)	$210	$110

Ratios to average net assets:
Gross expenses[5]	8.64%	17.39%
Net expenses[5,6,7]	2.15	2.15
Net investment loss[5]	(1.67)	(1.60)

Portfolio turnover rate	16%	2%

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the six months ended April 30, 2011 (unaudited).
[3]	For the period August 31, 2010 (inception date) to October 31, 2010.
[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.
[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

12	Legg Mason ClearBridge Mid Cap Growth Fund 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2011[2]	2010[3]

Net asset value, beginning of period	$13.23	$12.00

Income (loss) from operations:
Net investment loss	(0.05)	(0.01)
Net realized and unrealized gain	3.13	1.24
Total income from operations	3.08	1.23

Less distributions from:
Net investment income	(0.02)	—
Net realized gains	(0.02)	—
Total distributions	(0.04)	—

Net asset value, end of period	$16.27	$13.23
Total return[4]	23.37%	10.25%

Net assets, end of period (000s)	$197	$110

Ratios to average net assets:
Gross expenses[5]	7.77%	16.39%
Net expenses[5,6,7]	1.15	1.15
Net investment loss[5]	(0.64)	(0.60)

Portfolio turnover rate	16%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2011 (unaudited).

[3]	For the period August 31, 2010 (inception date) to October 31, 2010.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason ClearBridge Mid Cap Growth Fund 2011 Semi-Annual Report	13

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason ClearBridge Mid Cap Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

14	Legg Mason ClearBridge Mid Cap Growth Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$3,447,548	—	—	$3,447,548
Short-term investments†	—	$146,000	—	146,000
Total investments	$3,447,548	$146,000	—	$3,593,548

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

Legg Mason ClearBridge Mid Cap Growth Fund 2011 Semi-Annual Report	15

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

16	Legg Mason ClearBridge Mid Cap Growth Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge, and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays a management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.800%
Next $1 billion	0.775
Next $3 billion	0.750
Next $5 billion	0.725
Over $10 billion	0.700

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, C and I shares did not exceed 1.40%, 2.15% and 1.15%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

During the six months ended April 30, 2011, fees waived and/or expenses reimbursed amounted to $100,527.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason ClearBridge Mid Cap Growth Fund 2011 Semi-Annual Report	17

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2011, LMIS and its affiliates did not receive any sales charges on sales of the Fund’s Class A shares. In addition, there were no CDSCs paid to LMIS and its affiliates for the six months ended April 30, 2011.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of April 30, 2011, Legg Mason and its affiliates owned 98% of the Fund.

3. Investments

During the six months ended April 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,002,498
Sales	466,176

At April 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$859,493
Gross unrealized depreciation	(6,598)
Net unrealized appreciation	$852,895

During the six months ended April 30, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding October 31, 2010	—	—
Options written	4	$592
Options closed	—	—
Options exercised	—	—
Options expired	(4)	(592)
Written options, outstanding April 30, 2011	—	—

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

18	Legg Mason ClearBridge Mid Cap Growth Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At April 30, 2011, the Fund did not have any derivative instruments outstanding.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2011. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Contracts Risk
Written options	$592

During the six months ended April 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options	$1

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan, the Fund pays a service fee with respect to its Class A and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of Class C shares. Distribution fees are accrued daily and paid monthly.

For the six months ended April 30, 2011, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$3,529	$79
Class C	766	59
Class I	—	55
Total	$4,295	$193

For the six months ended April 30, 2011, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	$91,444
Class C	4,975
Class I	4,108
Total	$100,527

Legg Mason ClearBridge Mid Cap Growth Fund 2011 Semi-Annual Report	19

6. Distributions to shareholders by class

	Six Months Ended April 30, 2011	Period Ended October 31, 2010†
Net Investment Income:
Class A	$2,084	—
Class C	—	—
Class I	188	—
Total	$2,272	—

Net Realized Gains
Class A	$4,526	—
Class C	217	—
Class I	196	—
Total	$4,939	—

†	For the period August 31, 2010 (inception date) to October 31, 2010.

7. Shares of beneficial interest

At April 30, 2011, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2011		Period Ended October 31, 2010†
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,784	$27,330	192,331	$2,308,389
Shares issued on reinvestment	2	23	—	—
Shares repurchased	(666)	(9,913)	—	—
Net increase	1,120	$17,440	192,331	$2,308,389

Class C
Shares sold	4,663	$69,323	8,333	$100,000
Shares issued on reinvestment	1	21	—	—
Net increase	4,664	$69,344	8,333	$100,000

Class I
Shares sold	3,768	$60,029	8,333	$100,000
Net increase	3,768	$60,029	8,333	$100,000

†	For the period August 31, 2010 (inception date) to October 31, 2010.

20	Legg Mason ClearBridge Mid Cap Growth Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

8. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending October 31, 2012.

Legg Mason ClearBridge Mid Cap Growth Fund	21

Board approval of management and subadvisory agreements (unaudited)

At meetings of the Trust’s Board of Trustees, the Board considered the initial approval for a two-year period of the management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the sub-advisory agreement, pursuant to which ClearBridge Advisors, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio. At a subsequent meeting of the Trust’s Board of Trustees, the Board also considered the approval for an annual period of a sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the services to be provided by the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services to be provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services to be provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services to be rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of other funds in the Legg Mason fund complex, and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board noted that the same portfolio management team that previously provided management of the Fund’s cash and short-term instruments as dual employees of the Manager now provided such management services as employees of Western Asset. The Board’s evaluation of the services to be provided by the Manager and the Sub-Advisers took into account the Board’s

22	Legg Mason ClearBridge Mid Cap Growth Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own expanded compliance programs and the compliance program to be implemented for the Fund. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team that would be primarily responsible for the day-to-day portfolio management of the Fund. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and the Sub-Advisers were committed to providing the resources necessary to assist the portfolio managers in managing the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Advisers and the oversight to be provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided under the respective Agreement by the Manager and the Sub-Advisers.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services expected to be provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers would not increase the fees and expenses to be incurred by the Fund. The Board also noted that the Manager will provide the Fund with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager will coordinate and oversee the provision of services to the Fund by other fund service providers, including the

Legg Mason ClearBridge Mid Cap Growth Fund	23

Sub-Advisers. The Board also referred to information regarding the fees the Manager and ClearBridge charged any of their respective U.S. clients investing primarily in an asset class similar to that proposed for the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager provided information which described the significant differences in the scope of services provided to investment companies, such as the Fund, and to such other clients. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s proposed distribution arrangements, including how amounts to be received by the Fund’s distributor would be expended, and the estimated fees to be received and estimated expenses to be incurred in connection with such arrangements by affiliates of the Manager. Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee with those of a group of comparable retail front-end load funds, which showed that the Fund’s Contractual Management Fee was competitive with the management fees paid by such other funds. The Trustees noted that the Manager had agreed to a fee waiver and/or expense reimbursement arrangement which could not be terminated prior December 31, 2012 without the Trustees’ consent.

Economies of scale

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee to the extent the Fund’s assets grow. The Board noted that, as a new fund, the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders as the Fund’s assets grow than if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative expense information and the nature, extent and quality of the services expected to be provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits expected to be received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund

24	Legg Mason ClearBridge Mid Cap Growth Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

shareholders. In light of the expected costs of providing investment management and other services to the Fund and the Manager’s commitment to the Fund, the other ancillary benefits that the Manager and its affiliates expect to receive were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

Legg Mason ClearBridge

Mid Cap Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason ClearBridge Mid Cap Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason ClearBridge Mid Cap Growth Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason ClearBridge Mid Cap Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013680 6/11 SR11-1379

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: June 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: June 23, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: June 23, 2011